Exhibit 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1998, included in and incorporated by reference in WICOR, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.




                                      /s/ Arthur Andersen LLP
                                      ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin
   April 30, 1998